SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 11, 2002

Shadows Bend Development, Inc.
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(Exact name of Registrant as specified in its Charter)

Nevada                                              87-0617649
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(State or other jurisdiction          (IRS Employer Identification No.)
                     of incorporation)

200 Lafayette Street, Suite 750, Baton Rouge, LA          70801
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(Address of principal executive offices)               (Zip Code)

(225) 343-7811
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(Registrant's telephone number, including area code)

ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS

On January 20, 2002, Shadows Bend Development, Inc. began trading on the Over the Counter Bulletin Board under the symbol "SHBD".

In order to improve trading liquidity and broaden ownership, the board of directors approved a dividend payment on January 23, 2002.  Shadows Bend shareholders will receive two new additional shares for every one share of
Shadows Bend common stock held on the record date.  The effective date for the dividend will be February 5, 2002, to shareholders of record as of the close of the market on January 29, 2002.

The company has entered into strategic relationships with a firm to help disseminate information on the company and to increase the Company's shareholder base, through distribution of direct marketing material. Some of the information might be distributed by this outside firm through newsletters maintained by the outside firm either by e-mail, faxes, conference calls or other methods recommended by them.

Shadows Bend has signed a letter of intent to acquire Three Oaks. Three Oaks owns Three Oaks Manor, a 68-bed Alzheimer care facility located in Pensacola,
Florida.  Currently, the facility is being upgraded with state of the art programs, including a memory diagnostic program provided by the Shadows Bend management team.  Three Oaks Manor is the only free-standing Alzheimer facility in Pensacola and the surrounding areas devoted exclusively to providing the unique type of specialized care for those individuals experiences the complex symptoms of dementia.  Dementia itself is not a disease but rather a group of symptoms resulting in a loss of the intellectual functions of thinking, remembering and reasoning which interfere with the person's ability to function in everyday life.  Three Oaks Manor provides a safe, secure and highly structured environment, which enables the memory-impaired and/or confused persons to function at as high a level as possible.

Additionally, as part of its focus on achieving Shadow Bend Development's 2002 business goals, the company has also developed internal strategic policies and program designed to motivate and retain key employees.  Part of this strategy is a compensation program utilizing stock options and grants.  Shadows Bend
Development filed an S-8 plan on February 11, 2002 as part of this effort.

Additional information on Shadows Bend, including their business plan, can be obtained on their website at www.shadowsbendcourt.com.

                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           Shadows Bend Development, Inc.

Dated:   February 11, 2002                 By:  /s/ Michael W. Sciacchetano
                                                    Michael W. Sciacchetano,
                                                    President and Chief Executive Officer

                                           By:  /s/ Alvin Gautreaux, Jr.
                                                    Director and Secretary

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INSERT CURRENT FINANCIAL INFORMATION

In the opinion of Management, the above unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.